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                                                                   Exhibit 10.57




January 10, 2000


Henrik Slipsager
Executive Vice President
ABM Industries Incorporated
551 Fifth Avenue
Suite 300
New York, New York  10176

Re: Fourth Amendment ("Amendment") of Division Executive Employment Agreement ("Agreement")

Dear Henrik:

Your employment Agreement, which was previously amended effective March 17, 1998 is hereby modified as follows:

PARAGRAPH B. TITLE shall be amended in its entirety to read:

        "Executive's title shall be President of Company and of the Janitorial Division of Company and Executive Vice President of ABM Industries Incorporated, Company's parent Corporation ("ABM")."

PARAGRAPH C. DUTIES and RESPONSIBILITIES shall be amended in its entirety to read:

        "Executive shall report to and be accountable to and shall be expected to assume and perform such executive or managerial duties and responsibilities as are assigned to Executive from time-to-time by the Chairman of the Board of Company (with regard to Company matters) and by the President of ABM (with regard to ABM matters) or their respective designees or successors."

PARAGRAPH X.1(a) SALARY shall be amended in its entirety to read:

        "Effective November 1, 1999 until October 31, 2000 at the annual rate of Four Hundred One Thousand Three Hundred Twenty Two Dollars ($401,322.00) payable at the monthly rate of $33,443.50."



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Mr. Henrik Slipsager
January 10, 2000
Page Two


PARAGRAPH X.5(a) BONUS shall be amended in its entirety to read:

        "Such Bonus for each Fiscal Year shall be 0.3132% of the Janitorial Division's Bonus Profit plus 1.2500% of the Supply Division's Bonus Profit."

The effective date of this Amendment shall be November 1, 1999.

In all other respects, the Agreement, as previously amended, shall remain unchanged.

Please sign all three (3) originals of this Amendment and return two (2) to me.

Sincerely,


/s/ Harry H. Kahn
Harry H. Kahn



I agree to the foregoing:


/s/ Henrik Slipsager                                /s/ W.W. Steele
------------------------------------                ----------------------------
Henrik Slipsager (Executive)                         W.W. Steele (Company)